Exhibit 99.1

                             ANNEX A - DEFINED TERMS

            "Accounts" means the Collection Account, the Note Account, the Policy Payments Account, the Pre-Funding Account, the Spread Account and the Demand Note Spread Account, if any.

            "Accrual Period" means, with respect to any Payment Date, the period from and including the immediately preceding Payment Date (or, with respect to the first Payment Date, the Closing Date) to but excluding such current Payment Date.

            "Actuarial Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion of a payment allocable to principal is determined in accordance with the "actuarial" method.

            "Addition Notice" means, with respect to the transfer of Subsequent Receivables to the Trust pursuant to the Sale and Servicing Agreement and a Transfer Agreement, a written notice which shall be given to the Trust Collateral Agent, the Note Insurer (in addition to such notice, the Trust
Collateral Agent and the Note Insurer shall both receive an electronic transmission, in a format acceptable to the Trust Collateral Agent and the Note Insurer, of the designated Subsequent Receivables to be conveyed to the Trust) and each Rating Agency pursuant to Section 2.2(b) of the Sale and Servicing Agreement not later than five Business Days prior to the related Subsequent Transfer Date, of the Transferor's designation of Subsequent Receivables to be conveyed to the Trust and the aggregate Principal Balance of such Subsequent Receivables as of the related Subsequent Cutoff Date.

            "Adjusted APR" means the APR reduced by the annualized rate corresponding to any Monthly Dealer Participation Fee.

            "Affiliate" of any Person means any Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person. For purposes of this definition of "Affiliate", the term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause a direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "Agency Agreement" means the Agency Agreement dated as of October 30, 2003 among JPMorgan Chase, LBAC, GCFP and other Program Parties as defined therein, as amended, modified or supplemented from time to time in accordance with the terms thereof, including a Program Party Counterpart pursuant to
Section 2 thereof among JPMorgan Chase, as agent thereunder, the Trust Collateral Agent, LBAC and each of the other trustees and lenders named as Program Parties thereunder, dated as of the Closing Date.

            "Amount Financed" means, with respect to a Receivable, the aggregate amount originally advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

            "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the Receivable. If after the Closing Date, in the case of an Initial

Receivable, or the related Subsequent Transfer Date, in the case of a Subsequent Receivable, the annual rate with respect to such Receivable as of the Closing Date or related Subsequent Transfer Date, as applicable, is reduced as a result of (i) an insolvency proceeding involving the related Obligor or (ii) pursuant to the Servicemembers Civil Relief Act, the Annual Percentage Rate or APR shall refer to such reduced rate.

            "Applicable Demand Note Document" means (i) if the Applicable Demand Note Person is the Demand Note Guarantor, the Demand Note Guarantee, and (ii) otherwise, the Demand Note.

            "Applicable Demand Note Person" means (i) if the Demand Note Provider is not an Eligible Person, the related Demand Note Guarantor and (ii) otherwise, the Demand Note Provider.

            "Assignments" means each of the Initial Assignments and each Subsequent Assignment.

            "Assumption Date" has the meaning set forth in Section 9.2 of the Sale and Servicing Agreement.

            "Authorized Officer" means, with respect to the Issuer, any officer or agent of the Servicer, as applicable, who is authorized to act for the Issuer in accordance with Section 12.1 of the Sale and Servicing Agreement, in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

            "Available Funds" shall mean, for each Payment Date, the sum of the following amounts (without duplication) with respect to the related Collection
Period: (i) all collections on Receivables (including amounts received in connection with extensions, rebates or adjustments on Receivables granted by the Servicer pursuant to Section 4.2 of the Sale and Servicing Agreement) and with respect to each Collection Period during the Funding Period, the related Payahead Amount, if any; (ii) Liquidation Proceeds received during such Collection Period with respect to Receivables that became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures; (iii) proceeds from Recoveries with respect to Liquidated Receivables; (iv) the Purchase Amount of each Receivable that became a Purchased Receivable as of the last day of such Collection Period; and (v) any earnings on investments of funds in the Collection Account and the Pre-Funding Account.

            "Back-up Servicer" means Deutsche Bank, in its capacity as Back-up Servicer pursuant to the terms of the Sale and Servicing Agreement or such Person as shall have been appointed Back-up Servicer pursuant to Section 9.2(c) of the Sale and Servicing Agreement.

            "Back-up Servicer Fee" means the fee payable to the Back-up Servicer so long as LBAC is the Servicer, calculated in the same manner, on the same basis and for the same period as the Servicing Fee is calculated pursuant to
Section 4.8 of the Sale and Servicing Agreement, based on the Back-up Servicer Fee Rate rather than the Servicing Fee Rate. In no event shall the Back-up Servicer Fee be less than $750 per month.


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

            "Back-up Servicer Fee Rate" shall be 0.0100% per annum, payable monthly.

            "Bankruptcy Remote Entity" means any special or limited purpose corporation, partnership or other entity generally structured in accordance with the guidelines of one or more nationally recognized statistical rating organizations for such entities, whose certificate of incorporation, partnership agreement or other governing document includes limitations on purpose; limitations on amendments to the certificate of incorporation and bylaws, partnership agreement or other governing documents; limitations on ability to incur debt; limitations on liquidation, consolidation and merger or the sale of all or a substantial part of its assets; covenants to maintain separateness from affiliates; a special purpose bankruptcy remote equity owner, in the case of a partnership; and at least two independent directors (of such corporation or of the corporate partner of such partnership).

            "Basic Documents" means the Sale and Servicing Agreement, the Indenture, each Transfer Agreement, the Purchase Agreement, each Assignment, the Spread Account Agreement, the Custodial Agreement, the Trust Agreement, the Notes, the Certificate, the Servicer Termination Side Letter, the Insurance Agreement, the Indemnification Agreement, the Underwriting Agreement, the Premium Letter, the Demand Note, the Demand Note Guarantee, the LBAC Guaranty, the Demand Note Fee Letter, the Lock-Box Agreement, the Agency Agreement, the
Depository Agreement, the Stock Pledge Agreement, each GCFP Release and each CGMRC Release.

            "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banking institutions or trust companies in the City of New York, the State of New Jersey, the State of Delaware or the city in which the Corporate Trust Office of the Trust Collateral Agent or the Owner Trustee is relocated subject to prior written notice with respect to such address to the Trust Collateral Agent, the Servicer and the Note Insurer or any other location of any successor Servicer, successor Trust Collateral Agent or successor Owner Trustee shall be authorized or obligated by law, executive order, or governmental decree to be closed.

            "Casualty" means, with respect to a Financed Vehicle, the total loss or destruction of such Financed Vehicle.

            "Certificate" means the Class R Certificate issued by the Issuer pursuant to the Trust Agreement.

            "Certificateholder" means the registered holder of a Certificate as set forth in the certificate register maintained by the Owner Trustee pursuant to the Trust Agreement.

            "Chargeback Obligation" means, with respect to any Receivable liquidated or prepaid in full, any obligation of a Dealer, as provided by the related Dealer Agreement, to refund to LBAC certain portions of amounts previously paid to the Dealer upon origination of such Receivable on account of the APR of such Receivable exceeding the related buy rate.

            "CGMRC"  means  Citigroup   Global  Markets  Realty  Corp.  and  any
successor thereto.


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

            "CGMRC Release" means the security interest release, dated September 28, 2006, by CGMRC in favor of LBARC-WI and any additional CGMRC Release, dated as of the related Subsequent Cutoff Date, by CGMRC in favor of LBARC-WI.

            "Citigroup"   means  Citigroup  Global  Markets  Inc.,  a  New  York
corporation and any successor thereto.

            "Class A Interest Payment Amount" means, for any Payment Date the sum of the Class A-1 Interest Payment Amount, the Class A-2 Interest Payment Amount, the Class A-3 Interest Payment Amount and the Class A-4 Interest Payment Amount.

            "Class A Note" means any one of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class A-4 Notes.

            "Class A Noteholder" means the Person in whose name a Class A Note is registered on the Note Register.

            "Class A Note Balance" means the sum of the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance and the Class A-4 Note Balance.

            "Class A Note Interest" means the sum of the Class A-1 Note Interest, the Class A-2 Note Interest, the Class A-3 Note Interest and the Class A-4 Note Interest.

            "Class A Payment Amount" means with respect to any Payment Date, an amount equal to the sum of the Principal Payment Amount and the Class A Interest Payment Amount.

            "Class A-1 Final Scheduled Payment Date" means the Payment Date in October 2007.

            "Class A-1 Interest Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of the Class A-1 Interest Payment Amount for such Payment Date and (without duplication) any outstanding Class A-1 Interest Carryover Shortfall from the preceding Payment Date plus interest on such outstanding Class A-1 Interest Carryover Shortfall, to the extent permitted by applicable law, at the Class A-1 Note Rate for the related Accrual Period (calculated on the basis of the actual number of days elapsed during such Accrual Period and a 360 day year) over the amount of interest actually paid to the holders of the Class A-1 Notes on such current Payment Date.

            "Class A-1 Interest Payment Amount" means, for any Payment Date, an amount equal to the product of (x) a fraction, the numerator of which is the actual number of days elapsed during the related Accrual Period and the denominator of which is 360, (y) the Class A-1 Note Rate and (z) the Class A-1 Note Balance as of such Payment Date (without giving effect to any payments to be made on such Payment Date).

            "Class A-1 Note" means any one of the 5.37% Long Beach Acceptance Auto Receivables Trust 2006-B, Class A-1 Notes, executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee in substantially the form set forth in Exhibit A-1 attached to the Indenture.

            "Class A-1 Note Balance" means initially, the Initial Class A-1 Note Balance and, thereafter, the Initial Class A-1 Note Balance, reduced by all amounts previously distributed to Class A-1 Noteholders and allocable to principal.

            "Class A-1 Note Interest" means, for any Payment Date, the sum of the Class A-1 Interest Payment Amount for such Payment Date and the Class A-1 Interest Carryover Shortfall, if any, as of the immediately preceding Payment Date.

            "Class A-1 Note Rate" means 5.37% per annum.

            "Class  A-1  Noteholder"  means the Person in whose name a Class A-1
Note is registered on the Note Register.

            "Class A-1 Payment Amount" means with respect to any Payment Date, an amount equal to the sum of the Class A-1 Principal Payment Amount and the Class A-1 Interest Payment Amount.

            "Class A-1 Pool Factor" means, with respect to any Payment Date, an eight-digit decimal figure equal to the Class A-1 Note Balance as of the close of business on the last day of the related Collection Period divided by the Initial Class A-1 Note Balance. The Class A-1 Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class A-1 Pool Factor will decline to reflect reductions in the Class A-1 Note Balance.

            "Class A-1 Principal Payment Amount" means, for any Payment Date, the Principal Payment Amount, if any, due and payable to the Class A-1 Noteholders with respect to such Payment Date in accordance with the priorities set forth in Section 5.6(c)(iv) of the Sale and Servicing Agreement.

            "Class A-2 Final Scheduled Payment Date" means the Payment Date in November 2009.

            "Class A-2 Interest Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of the Class A-2 Interest Payment Amount for such Payment Date and (without duplication) any outstanding Class A-2 Interest Carryover Shortfall from the preceding Payment Date plus interest on such outstanding Class A-2 Interest Carryover Shortfall, to the extent permitted by applicable law, at the Class A-2 Note Rate for the related Accrual Period (calculated on the basis of a 360-day year consisting of twelve 30-day months) over the amount of interest actually paid to the holders of the Class A-2 Notes on such current Payment Date.

            "Class A-2 Interest Payment Amount" means, for any Payment Date, an amount equal to the product of (x) 1/12 (or, with respect to the first Payment Date, 17/360), (y) the Class A-2 Note Rate and (z) the Class A-2 Note Balance as of such Payment Date (without giving effect to any payments to be made on such Payment Date).

            "Class A-2 Note" means any one of the 5.34% Long Beach Acceptance Auto Receivables Trust 2006-B, Class A-2 Notes, executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee in substantially the form set forth in Exhibit A-2 attached to the Indenture.

            "Class A-2 Note Balance" means initially, the Initial Class A-2 Note Balance and, thereafter, the Initial Class A-2 Note Balance, reduced by all amounts previously distributed to Class A-2 Noteholders and allocable to principal.

            "Class A-2 Note Interest" means, for any Payment Date, the sum of the Class A-2 Interest Payment Amount for such Payment Date and the Class A-2 Interest Carryover Shortfall, if any, as of the immediately preceding Payment Date.

            "Class A-2 Note Rate" means 5.34% per annum.

            "Class  A-2  Noteholder"  means the Person in whose name a Class A-2
Note is registered on the Note Register.

            "Class A-2 Payment Amount" means with respect to any Payment Date, an amount equal to the sum of the Class A-2 Principal Payment Amount and the Class A-2 Interest Payment Amount.

            "Class A-2 Pool Factor" means, with respect to any Payment Date, an eight-digit decimal figure equal to the Class A-2 Note Balance as of the close of business on the last day of the related Collection Period divided by the Initial Class A-2 Note Balance. The Class A-2 Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class A-2 Pool Factor will decline to reflect reductions in the Class A-2 Note Balance.

            "Class A-2 Principal Payment Amount" means, for any Payment Date, the Principal Payment Amount, if any, due and payable to the Class A-2 Noteholders with respect to such Payment Date in accordance with the priorities set forth in Section 5.6(c)(iv) of the Sale and Servicing Agreement.

            "Class A-3 Final Scheduled Payment Date" means the Payment Date in August 2011.

            "Class A-3 Interest Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of the Class A-3 Interest Payment Amount for such Payment Date and (without duplication) any outstanding Class A-3 Interest Carryover Shortfall from the preceding Payment Date plus interest on such outstanding Class A-3 Interest Carryover Shortfall, to the extent permitted by applicable law, at the Class A-3 Note Rate for the related Accrual Period (calculated on the basis of a 360-day year consisting of twelve 30-day months) over the amount of interest actually paid to the holders of the Class A-3 Notes on such current Payment Date.

            "Class A-3 Interest Payment Amount" means, for any Payment Date, an amount equal to the product of (x) 1/12 (or, with respect to the first Payment Date, 17/360), (y) the Class A-3 Note Rate and (z) the Class A-3 Note Balance as of such Payment Date (without giving effect to any payments to be made on such Payment Date).

            "Class A-3 Note" means any one of the 5.17% Long Beach Acceptance Auto Receivables Trust 2006-B, Class A-3 Notes, executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee in substantially the form set forth in Exhibit A-1 attached to the Indenture.

            "Class A-3 Note Balance" means initially, the Initial Class A-3 Note Balance and, thereafter, the Initial Class A-3 Note Balance, reduced by all amounts previously distributed to Class A-3 Noteholders and allocable to principal.

            "Class A-3 Note Interest" means, for any Payment Date, the sum of the Class A-3 Interest Payment Amount for such Payment Date and the Class A-3 Interest Carryover Shortfall, if any, as of the immediately preceding Payment Date.

            "Class A-3 Note Rate" means 5.17% per annum.

            "Class  A-3  Noteholder"  means the Person in whose name a Class A-3
Note is registered on the Note Register.

            "Class A-3 Payment Amount" means with respect to any Payment Date, an amount equal to the sum of the Class A-3 Principal Payment Amount and the Class A-3 Interest Payment Amount.

            "Class A-3 Pool Factor" means, with respect to any Payment Date, an eight-digit decimal figure equal to the Class A-3 Note Balance as of the close of business on the last day of the related Collection Period divided by the Initial Class A-3 Note Balance. The Class A-3 Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class A-3 Pool Factor will decline to reflect reductions in the Class A-3 Note Balance.

            "Class A-3 Principal Payment Amount" means, for any Payment Date, the Principal Payment Amount, if any, due and payable to the Class A-3 Noteholders with respect to such Payment Date in accordance with the priorities set forth in Section 5.6(c)(iv) of the Sale and Servicing Agreement.

            "Class A-4 Final Scheduled Payment Date" means the Payment Date in September 2013.

            "Class A-4 Interest Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of the Class A-4 Interest Payment Amount for such Payment Date and (without duplication) any outstanding Class A-4 Interest Carryover Shortfall from the preceding Payment Date plus interest on such outstanding Class A-4 Interest Carryover Shortfall, to the extent permitted by applicable law, at the Class A-4 Note Rate for the related Accrual Period (calculated on the basis of a 360-day year consisting of twelve 30-day months) over the amount of interest actually paid to the holders of the Class A-4 Notes on such current Payment Date.

            "Class A-4 Interest Payment Amount" means, for any Payment Date, an amount equal to the product of (x) 1/12 (or, with respect to the first Payment Date, 17/360), (y) the Class A-4 Note Rate and (z) the Class A-4 Note Balance as of such Payment Date (without giving effect to any payments to be made on such Payment Date).

            "Class A-4 Note" means any one of the 5.18% Long Beach Acceptance Auto Receivables Trust 2006-B, Class A-4 Notes, executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee in substantially the form set forth in Exhibit A-2 attached to the Indenture.

            "Class A-4 Note Balance" means initially, the Initial Class A-4 Note Balance and, thereafter, the Initial Class A-4 Note Balance, reduced by all amounts previously distributed to Class A-4 Noteholders and allocable to principal.

            "Class A-4 Note Interest" means, for any Payment Date, the sum of the Class A-4 Interest Payment Amount for such Payment Date and the Class A-4 Interest Carryover Shortfall, if any, as of the immediately preceding Payment Date.

            "Class A-4 Note Rate" means 5.18% per annum.

            "Class  A-4  Noteholder"  means the Person in whose name a Class A-4
Note is registered on the Note Register.

            "Class A-4 Payment Amount" means with respect to any Payment Date, an amount equal to the sum of the Class A-4 Principal Payment Amount and the Class A-4 Interest Payment Amount.

            "Class A-4 Pool Factor" means, with respect to any Payment Date, an eight-digit decimal figure equal to the Class A-4 Note Balance as of the close of business on the last day of the related Collection Period divided by the Initial Class A-4 Note Balance. The Class A-4 Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class A-4 Pool Factor will decline to reflect reductions in the Class A-4 Note Balance.

            "Class A-4 Principal Payment Amount" means, for any Payment Date, the Principal Payment Amount, if any, due and payable to the Class A-4 Noteholders with respect to such Payment Date in accordance with the priorities set forth in Section 5.6(c)(iv) of the Sale and Servicing Agreement.

            "Class R Certificate" means a trust certificate evidencing the entire beneficial interest in the Trust, substantially in the form of Exhibit B to the Trust Agreement.

            "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

            "Clearing Agency Participant" means a broker, dealer, bank or other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

            "Closing Date" means September 28, 2006.

            "Code" means the Internal Revenue Code of 1986, as amended, including any successor or amendatory provisions.

            "Collateral Agent" means the Collateral Agent named in the Spread Account Agreement and any successor thereto pursuant to the terms of the Spread Account Agreement.

            "Collection   Account"   means  the  account   designated  as  such,
established and maintained pursuant to Section 5.1(b) of the Sale and Servicing Agreement.


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

            "Collection Period" means each calendar month during the term of the Sale and Servicing Agreement. Any amount stated "as of the close of business on the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (1) all applications of collections and (2) all payments. The term "related Collection Period" shall mean the Collection Period ended on the last day of the month preceding a date of determination.

            "Commission" means the U.S. Securities and Exchange Commission.

            "Confidential Information" means, in relation to any Person, any written information delivered or made available by or on behalf of LBAC or the Transferor to such Person in connection with or pursuant to the Sale and Servicing Agreement or any other Basic Document or the transactions contemplated thereby which is proprietary in nature and clearly marked or identified as being confidential information other than information (i) which was publicly known, or otherwise known to such Person, at the time of disclosure (except pursuant to disclosure in connection with the Sale and Servicing Agreement or any other Basic Document), (ii) which subsequently becomes publicly known through no act or omission by such Person, or (iii) which otherwise becomes known to such Person on a non-confidential basis; provided, that such source is not known by such Person to be prohibited from transmitting the information to such Person by a contractual or other obligation.

            "Controlling Party" means the Note Insurer, so long as no Note Insurer Default shall have occurred and be continuing or the Policy Expiration Date has not occurred, and the Indenture Trustee, at the direction of the Majorityholders, for so long as a Note Insurer Default shall have occurred and be continuing or the Policy Expiration Date has occurred.

            "Corporate Trust Office" means (i) with respect to the Indenture Trustee, the Trust Collateral Agent and the Collateral Agent, (a) for note transfer purposes and for purposes of presentment and surrender of the Notes for the final distributions thereon, which office at the Closing Date is located at
(x) if by mail at DB Services Tennessee, Inc., Corporate Trust & Agency Services, Bond Transfer Unit, P.O. Box 291207, Nashville, TN 37229-1207 and (y) if by overnight courier, DB Services Tennessee, Inc., Corporate Trust & Agency Services, Bond Transfer Unit, 648 Grassmere Park Road, Nashville, TN 37211and
(b) for all other purposes the office located at 60 Wall Street, 26th Floor, Mail Stop NYC60-2606, New York, New York 10005, Fax: (212) 553-2461, Attention; Corporate Trust Office, Long Beach 2006-B; and (ii) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee, which as of the Closing Date is 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration.

            "Cram Down Loss" means, with respect to a Receivable (other than a Liquidated Receivable), if a court of appropriate jurisdiction in an insolvency proceeding issues a ruling that reduces the amount owed on a Receivable or otherwise modifies or restructures the Scheduled Receivable Payments to be made thereon, an amount equal to (a) the Principal Balance of the Receivable immediately prior to such order minus the Principal Balance of such Receivable as so reduced, modified or restructured plus (b) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of (i) the net present value (using a discount rate equal to the Adjusted APR on such Receivable) of the Scheduled Receivable

Payments as so modified or restructured over (ii) the net present value (using a discount rate equal to the original APR on such Receivable) of the Scheduled Receivable Payments as so modified or restructured. A Cram Down Loss will be deemed to have occurred on the date of issuance of such order.

            "Custodial Agreement" means the Custodial Agreement among the Custodian, the Indenture Trustee, the Note Insurer and the Issuer.

            "Custodian" means, initially, LBAC and its successors-in-interest, acting in its capacity as such under the Custodial Agreement.

            "Custodian Fee" means, with respect to any Payment Date, the greater of (A) the product of (i) one-twelfth of the Custodian Fee Rate and (ii) the Pool Balance as of the last day of the second preceding Collection Period and
(B) $1000.

            "Custodian Fee Rate" means 0.02% per annum.

            "Cutoff Date" means the Initial Cutoff Date or the relevant Subsequent Cutoff Date, as applicable.

            "Dealer" means, with respect to a Receivable, the seller of the related Financed Vehicle, who originated and assigned such Receivable to the Originator pursuant to a Dealer Agreement, who in turn sold such Receivable to the Transferor.

            "Dealer  Agreement"  means each  agreement  between a Dealer and the
Originator   pursuant  to  which  such  Dealer  assigned  a  Receivable  to  the
Originator.

            "Dealer Title Addendum" means a schedule of Dealers delivered to the Custodian for which the Dealer Title Guaranty, if applicable, is a separate document in the Dealer file or, with respect to each Receivable as to which the Dealer Title Guaranty, if applicable, is included in the related Dealer Agreement, a schedule of Dealers delivered to the Custodian listing all Dealers for which the Dealer Title Guaranty is included in the related Dealer Agreement.

            "Dealer Title Guaranty" means, where, for reasons that are reasonably acceptable to the Servicer, the relevant Dealer is temporarily unable to furnish a Lien Certificate, a written guaranty of such Dealer (which may be included in the related Dealer Agreement if so indicated on the Dealer Title Addendum); each of such documents having been signed where required by the Dealer in the appropriate spaces, and with all blanks properly filled in and otherwise correctly prepared.

            "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

            "Defaulted Receivable" means, with respect to any Payment Date, a Receivable with respect to which the earliest of any of the following shall have occurred: (i) the related Obligor has failed to pay at least 95% of a Scheduled Receivable Payment by its due date and such failure continues for 90 days (calculated based on a 360-day year consisting of twelve 30-day months), (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired), (iii) such Receivable is in default and the Servicer has determined in good faith that payments thereunder are not likely to be resumed or (iv) such Receivable is a Sold Receivable; provided, however, that Defaulted Receivable shall not include any Optional Repurchased Receivable.

            "Deficiency  Claim  Amount"  shall  have the  meaning  set  forth in
Section 5.11(a) of the Sale and Servicing Agreement.

            "Deficiency Claim Date" means, with respect to any Payment Date, the fourth Business Day immediately preceding such Payment Date.

            "Deficiency Notice" shall have the meaning set forth in Section 5.11 of the Sale and Servicing Agreement.

            "Deficient Liquidated Receivable" means a Liquidated Receivable with respect to which the Servicer has repossessed and disposed of the related Financed Vehicle, or with respect to which the Financed Vehicle has suffered a total loss through casualty, confiscation or other cause, and following the application of the Recoveries received by the Servicer as a result of the repossession and disposition or other loss of such Financed Vehicle, the Principal Balance of such Liquidated Receivable (assuming for purposes hereof that such Principal Balance is not deemed to be zero) remains in excess of zero.

            "Definitive Note" means a definitive, fully registered Note issued pursuant to the Indenture.

            "Delivery" means, with respect to any Eligible Investments, the perfection and priority of a security interest in which is governed by the law of a jurisdiction which has adopted the 1994 Revision to Article 8 of the UCC:

            1. With respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC (other than certificated securities) and are susceptible of physical delivery, transfer thereof to the Trust Collateral Agent by physical delivery to the Trust Collateral Agent, indorsed to, or registered in the name of, the Trust Collateral Agent or its nominee or indorsed in blank and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Eligible Investments to the Trust Collateral Agent free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

            2. With respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transfer thereof:

            (a) by physical delivery of such certificated security to the Trust Collateral Agent, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Trust Collateral Agent or indorsed in blank; or

            (b) by physical delivery of such certificated security in registered form to a "securities intermediary" (as defined in
                  Section 8-102(a)(14) of the UCC) acting on behalf of the Trust Collateral Agent if the certificated security has been specially endorsed to the Trust Collateral Agent by an effective endorsement.

            3. With respect to any  security  issued by the U.S.  Treasury,  the
      Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trust Collateral Agent of the purchase by the securities intermediary on behalf of the Trust Collateral Agent of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trust Collateral Agent and indicating that such securities intermediary holds such book-entry security solely as agent for the Trust Collateral Agent; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Eligible Investments to the Trust Collateral Agent free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

            4. With respect to any item of Eligible Investments that is an "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (3) above, transfer thereof:

            (a) (x) by registration to the Trust Collateral Agent as the registered owner thereof, on the books and records of the issuer thereof; or (y) by another Person (not a securities intermediary) who either becomes the registered owner of the uncertificated security on behalf of the Trust Collateral Agent, or having become the registered owner acknowledges that it holds for the Trust Collateral Agent; or

            (b) the issuer thereof has agreed that it will comply with instructions originated by the Trust Collateral Agent without further consent of the registered owner thereof.

            5. With respect to a "security entitlement" (as defined in Section 8-102(a)(17) of the UCC), if a securities intermediary (A) indicates by book entry that a "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to be the Trust Collateral Agent's "securities account" (as defined in Section 8-501(a) of the UCC), (B) receives a financial asset (as so defined) from the Trust Collateral Agent or acquires a financial asset for the Trust Collateral Agent, and in either case, accepts it for credit to the Trust Collateral Agent's securities account (as so defined),
      (C) becomes obligated under other law, regulation or rule to credit a financial asset to the Trust Collateral Agent's securities account, or (D) has agreed that it will comply with "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) originated by the Trust Collateral Agent without further consent by the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC), of a confirmation of the purchase and the making by such securities intermediary of entries on its books and records identifying as belonging to the Trust Collateral Agent of (I) a specific certificated security in the securities intermediary's possession, (II) a quantity of securities that constitute or are part of a fungible bulk of certificated securities in the securities intermediary's possession, or
      (III) a quantity of securities that constitute or are part of a fungible bulk of securities shown on the account of the securities intermediary on the books of another securities intermediary.

In each case of Delivery contemplated pursuant to paragraphs 1 though 5 above, the Trust Collateral Agent shall make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that such Eligible Investments are held in trust pursuant to and as provided in the Sale and Servicing Agreement.

            "Demand Note" means the demand note dated as of September 28, 2006, issued by Citigroup Global Markets Realty Corp. to the Collateral Agent or any replacement demand note issued, or guaranteed by, an Eligible Person. References to the "Demand Note" shall also include the Demand Note Spread Account if such account shall have been funded pursuant to Section 5.12(c) or (e) of the Sale and Servicing Agreement.

            "Demand Note Amount" means, with respect to any date of determination, the Demand Note Required Amount minus unreimbursed draws under the Demand Note or under the Demand Note Guarantee (whether such draws were made by the Collateral Agent or the Note Insurer).

            "Demand Note Claim Date" with respect to any Payment Date, the Determination Date immediately preceding such Payment Date.

            "Demand Note Event" means the existence of any of the following conditions or events:

            (a) the Applicable Demand Note Person's failure to make a payment under the Demand Note;

            (b) any representation or warranty made by the Applicable Demand Note Person in the Applicable Demand Note Document or in any certificate, report or financial statement delivered by it which proves to have been untrue in any material respect when made and which continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Applicable Demand Note Person by the Collateral Agent or the Controlling Party;

            (c) the Applicable Demand Note Person's failure to perform or breach of any covenant set forth in the Applicable Demand Note Document (other than the covenant set forth in (a) above), which continues to be unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Applicable Demand Note Person by the Collateral Agent or the Controlling Party;

            (d) the entry of a decree or order by a court having jurisdiction in the premises for relief in respect of Applicable Demand Note Person, or adjudging the Applicable Demand Note Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, adjustment or composition of or in respect of the Applicable Demand Note Person under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of or for the Applicable Demand Note Person or any substantial part of its property, or ordering the winding up or liquidation of its affairs; or

            (e) the commencement by the Applicable Demand Note Person of a voluntary case, or the institution by it of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, arrangement or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent or acquiescence by it to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Applicable Demand Note Person or any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability or its failure to pay its debts generally as they become due, or the taking of corporate action by the Applicable Demand Note Person in furtherance of any such action.

            "Demand Note Event Available Amount" means with respect to any date of determination, the Demand Note Amount in effect on the most recent prior Payment Date (after taking into account any draws under such Demand Note on such prior Payment Date).

            "Demand Note Fee" has the meaning set forth in the Demand Note Fee Letter.

            "Demand Note Fee Letter" means the letter agreement, dated the Closing Date, among LBAC, the Issuer and the Demand Note Provider, setting forth the fees related to the Demand Note.

            "Demand Note Guarantee" means, if any Demand Note is not issued by an Eligible Person, the guarantee of such Demand Note by a Demand Note Guarantor in favor of the Collateral Agent.

            "Demand Note Guarantor" means, with respect to any Demand Note Guarantee, the Eligible Person executing such Demand Note Guarantee.

            "Demand Note Interest Payment Amount" means, for any Payment Date, the sum of (a) the product of (i) 1/12, (ii) the Demand Note Fee and (iii) the Demand Note Amount (or, if the Demand Note Spread Account has been funded in accordance with the Spread Account

Agreement, the balance on deposit therein) and (b) any Demand Note Interest Payment Amount from any prior Payment Date that remains unpaid as of such current Payment Date.

            "Demand Note Provider" means the Person obligated to make payments to the Collateral Agent under the Demand Note, initially Citigroup Global Markets Realty Corp.

            "Demand Note Required Amount" means (I) as of the Closing Date, 3.50% of the Original Pool Balance, and (II) with respect to any other date of determination, (i) if no Demand Note Event is continuing, an amount equal to the least of (A) the product of (1) 3.50% and (2) the sum of (x) the Original Pool Balance and (y) the sum of Principal Balances of the Subsequent Receivables as of the applicable Subsequent Cutoff Date actually acquired by the Issuer through and including such date of determination, (B) the greatest of (1) 3.50% of the Pool Balance, (2) 1.25% of the sum of (x) the Original Pool Balance and (y) the sum of Principal Balances of the Subsequent Receivables as of the applicable Subsequent Cutoff Date actually acquired by the Issuer through and including such date of determination, and (3) the Required Total Enhancement Amount less the Overcollateralization Amount after giving effect to payments of principal to the Notes on the current Payment Date, and (C) with respect to any date of determination after the second Determination Date after the end of the Funding Period, the Demand Note Required Amount in effect on the most recent prior date of determination and (ii) if a Demand Note Event is continuing, the Demand Note Event Available Amount in effect on the most recent prior date of determination. Upon notice to the Demand Note Provider by the Depositor, with the consent of the Note Insurer, the Demand Note Provider shall reduce the Demand Note Required Amount as set forth in such notice; provided that any amounts drawn on the Demand Note have been reimbursed.

            "Demand Note Spread Account" has the meaning set forth in the Spread Account Agreement.

            "Demand Note Supplemental Fee" has the meaning set forth in the Demand Note Fee Letter.

            "Demand Note Supplemental Interest Payment Amount" means, for any Payment Date, the product of (i) 1/12, (ii) the Demand Note Supplemental Fee and
(iii) the amount of any current and previously unreimbursed draws on the Demand Note, pursuant to Section 5.12(b) of the Sale and Servicing Agreement.

            "Depository Agreement" means the agreement(s) entered into among the Issuer and The Depository Trust Company, as the initial Clearing Agency, in connection with the issuance of the Notes, substantially in the form of Exhibit B attached to the Indenture.

            "Derived Information" has the meaning set forth in the Underwriting Agreement.

            "Determination Date" means, with respect to any Payment Date, the fifth Business Day preceding such Payment Date.

            "Deutsche Bank" means Deutsche Bank Trust Company Americas, a New York banking corporation, and its successors in interest.

            "Documentation Checklist" means the form attached to the Sale and Servicing Agreement as Exhibit E.

            "Draw Date" means, with respect to any Payment Date, the third Business Day (as defined in the Policy) immediately preceding such Payment Date.

            "Eligible Account" means (i) a segregated trust account with an Eligible Institution acceptable to the Controlling Party, or (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least "A-1+" by Standard & Poor's and "Prime-1" by Moody's and acceptable to the Controlling Party. In either case, such depository institution or trust company shall have been approved by the Controlling Party, acting in its discretion, by written notice to the Collateral Agent.

            "Eligible Institution" means (a) the corporate trust department of the Indenture Trustee or (b) a depository institution or trust company organized under the laws of the United States of America or any one of the states thereof, or the District of Columbia (or any domestic branch of a foreign bank), which at all times (i) has either (A) a long-term unsecured debt rating of "Aa2" or better by Moody's, "AA" or better by Standard & Poor's, or such other rating that is acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Indenture Trustee or (B) a certificate of deposit rating of "Prime-1" by Moody's, "A-1+" by Standard & Poor's, or such other rating that is acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Indenture Trustee and (ii) whose deposits are insured by the FDIC.

            "Eligible Investments" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form, with respect to which the Trust Collateral Agent has taken Delivery, which evidence:

            (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

            (b) money market deposit accounts, demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall be rated "A-1+" by Standard & Poor's and "Prime-1" by Moody's;

            (c) commercial paper that, at the time of the investment or contractual commitment to invest therein, is rated "A-1+" by Standard & Poor's and "Prime-1" by Moody's;

            (d) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

            (e) repurchase obligations with respect to any security pursuant to a written agreement that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) or (ii) a depository institution or trust company the deposits of which are insured by the Federal Deposit Insurance Corporation and whose commercial paper or other short-term unsecured debt obligations are rated "A-1+" by Standard & Poor's and "Prime-1" by Moody's and long-term unsecured debt obligations are rated "AAA" by Standard & Poor's and "Aaa" by Moody's;

            (f) with the prior written consent of the Note Insurer, money market mutual funds registered under the Investment Company Act having a rating, at the time of such investment, from each of the Rating Agencies in the highest investment category granted thereby Such investments in this subsection (f) may include money market mutual funds or common trust funds, including any fund for which Deutsche Bank, in its capacity other than as the Indenture Trustee, the Trust Collateral Agent or an Affiliate thereof serves as an investment advisor, administrator, shareholder, servicing agent, and/or custodian or subcustodian, notwithstanding that (x) Deutsche Bank, the Indenture Trustee, the Trust Collateral Agent or any Affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) Deutsche Bank, the Indenture Trustee, the Trust Collateral Agent, or any Affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time. Deutsche Bank or an Affiliate thereof is hereby authorized to charge and collect from the Indenture Trustee and the Trust Collateral Agent such fees as are collected from all investors in such funds for services rendered to such funds (but not to exceed investment earnings thereon);

            (g) the Demand Note or any replacement Demand Note issued or guaranteed by an Eligible Person; and

            (h) any other investment as may be acceptable to the Note Insurer and the Rating Agencies, as evidenced by the Note Insurer's prior written consent to that effect, as may from time to time be confirmed in writing to the Trust Collateral Agent by the Note Insurer, and only upon notification to each of Moody's and Standard & Poor's.

            Any Eligible Investments may be purchased by or through the Trust Collateral Agent or any of its Affiliates and shall include such securities issued by the Trust Collateral Agent or its affiliates.

            "Eligible Person" means a Person, with short term ratings of "A-1"/"P-1" or higher and long term ratings of "A-"/"A3" or higher by the Rating Agencies and consented to, in writing, by the Note Insurer.

            "Eligible  Servicer"  means LBAC,  the  Back-up  Servicer or another
Person which at the time of its appointment as Servicer, (i) is servicing a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle installment loans similar to the Receivables with reasonable skill and care, and (iv) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer uses in connection with performing its duties and responsibilities under the Sale and Servicing Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under the Sale and Servicing Agreement.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "Event of Default" means an event specified in Section 5.1 of the Indenture.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Federal Financial Privacy Law" means Subtitle A of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act, 15 U.S.C. ss. ss. 6801-6809, and all applicable regulations in effect from time to time.

            "Financed Vehicle" means a new or used automobile, van, sport utility vehicle or light duty truck, together with all accessions thereto, securing an Obligor's indebtedness under a Receivable.

            "Final Funding Period Payment Date" means the Payment Date immediately succeeding the date on which the Funding Period ends (or on the Payment Date on which the Funding Period ends if the Funding Period ends on a Payment Date).

            "Final Scheduled Payment Date" means, (i) with respect to the Class A-1 Notes, the Class A-1 Final Scheduled Payment Date, (ii) with respect to the Class A-2 Notes, the Class A-2 Final Scheduled Payment Date, (iii) with respect to the Class A-3 Notes, the Class A-3 Final Scheduled Payment Date and (iv) with respect to the Class A-4 Notes, the Class A-4 Final Scheduled Payment Date.

            "Free Writing Prospectus" means the free writing prospectus dated September 18, 2006 specifically relating to the Class A Notes.

            "Funding Period" means the period from the Closing Date until the earliest to occur of (i) the date on which the remaining Pre-Funded Amount is less than $100,000, (ii) the date on which an Event of Default under the Indenture occurs or (iii) the close of business on December 15, 2006.

            "GCFP" means Greenwich Capital Financial Products, Inc.

            "GCFP Release" means the security interest release, dated September 28, 2006, by GCFP in favor of LBAC and any additional GCFP Release, dated as of the related Subsequent Cutoff Date.

            "Grant" means mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Pledged Property or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Pledged Property and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

            "Indebtedness" means, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

            "Indemnification Agreement" means the Indemnification Agreement, dated as of September 25, 2006, among the Underwriters, the Transferor and the
Note Insurer, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

            "Indenture" means the Indenture, dated as of September 1, 2006, between the Issuer and the Indenture Trustee, as the same may be amended and supplemented from time to time.

            "Indenture   Trustee"  means  Deutsche  Bank,  a  New  York  banking
corporation, not in its individual capacity but as indenture trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

            "Indenture Trustee Fee" means the monthly fee payable on each Payment Date to the Indenture Trustee, Trust Collateral Agent and Collateral Agent for services rendered during the preceding Collection Period in an amount equal to the greater of (A) the product of (i) one-twelfth of the Indenture Trustee Fee Rate and (ii) the Note Balance as of the last day of the second preceding Collection Period and (B) $250; provided, however, that with respect to the initial Payment Date, the Indenture Trustee Fee will equal the product of one-twelfth of the Indenture Trustee Fee Rate and the Initial Note Balance.

            "Indenture Trustee Fee Rate" means 0.0030% per annum.

            "Independent" means, when used with respect to any specified Person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Transferor and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

            "Independent Certificate" means a certificate or opinion to be delivered to the Trust Collateral Agent under the circumstances described in, and otherwise complying with, the applicable requirements of Section 4.11 of the Sale and Servicing Agreement, prepared by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Trust Collateral Agent in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in Annex A to the Sale and Servicing Agreement and that the signer is Independent within the meaning thereof.

            "Initial Assignments" means the LBAC Assignment and the LBARC-WI Assignment.

            "Initial Class A-1 Note Balance" means $100,000,000.

            "Initial Class A-2 Note Balance" means $137,000,000.

            "Initial Class A-3 Note Balance" means $147,000,000.

            "Initial Class A-4 Note Balance" means $116,000,000.

            "Initial Cutoff Date" means the close of business on August 31, 2006.

            "Initial Note Balance" means the sum of the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance and the Initial Class A-4 Note Balance.

            "Initial Receivables" means the Receivables initially transferred by LBAC and LBARC-WI to the Transferor pursuant to the Purchase Agreement and by the Transferor to the Issuer pursuant to the Sale and Servicing Agreement on the Closing Date, which Receivables are listed on the Schedule of Receivables.

            "Initial Receivables Purchase Price" means $356,486,170.16 (the Principal Balance of the Initial Receivables as of the Initial Cutoff Date).

            "Initial  Transferred  Property" shall have the meaning set forth in
Section 2.01(a) of the Purchase Agreement.

            "Initial Trust Assets" means all money, instruments, rights and other property transferred by the Transferor to the Trust set forth in items (i) through (x) in Section 2.1 of the Sale and Servicing Agreement, including all proceeds thereof.

            "Insurance Agreement" means the Insurance and Indemnity Agreement, dated as of September 1, 2006, among LBAC, the Transferor, the Issuer and the
Note Insurer, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

            "Insurance Agreement Event of Default" means an "Event of Default" as defined in the Insurance Agreement.

            "Insurance Agreement Indenture Cross Default" has the meaning set forth therefor in the Insurance Agreement.

            "Insurer Information" means any information contained in the section entitled "The Insurer" in the Prospectus Supplement.

            "Insurance Policy" means with respect to a Receivable and Financed Vehicle, any insurance policy required to be maintained by the Obligor that covers physical damage to the Financed Vehicle; notwithstanding the foregoing, in the event that customary procedures and practices of any applicable state permit the use of any instrument or document in lieu of an actual insurance policy as evidence of verification of physical damage insurance coverage, the term "Insurance Policy" shall be deemed to include any such instrument or document.

            "Investment Company Act" means the Investment Company Act of 1940, as amended.

            "Issuer" or "Trust" means the Long Beach Acceptance Auto Receivables Trust 2006-B, a Delaware statutory trust, created pursuant to the Trust Agreement.

            "Issuer Order" and "Issuer Request" mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

            "Issuer's Certificate" means a certificate completed and executed for the Issuer by an Authorized Officer, substantially in the form of, in the case of an assignment to LBAC, Exhibit A-1 to the Sale and Servicing Agreement, and in the case of an assignment to the Servicer, Exhibit A-2 to the Sale and Servicing Agreement.

            "JPMorgan Chase" means JPMorgan Chase Bank, National Association, a banking association organized under the laws of the United States, and its successors in interest.

            "LBAC" means Long Beach Acceptance Corp., a Delaware corporation, and its successors.

            "LBAC-Provided Information" has the meaning set forth in the Underwriting Agreement.

            "LBAC Guaranty" means the guaranty, dated as of September 28, 2006, in favor of the Demand Note Provider and the Demand Note Guarantor.

            "LBAC Initial Assignment" means the assignment dated as of September 1, 2006 by LBAC to the Transferor substantially in the form of Exhibit A to the Purchase Agreement, pursuant to which the LBAC Receivables are conveyed to the Transferor.

            "LBAC Initial Receivables" means the Receivables, set forth on Schedule A-1 to the Purchase Agreement.

            "LBAC Initial Receivables Purchase Price" means $140,420,218.67.

            "LBAC Receivables" means the LBAC Initial Receivables and the LBAC Subsequent Receivables.

            "LBAC Subsequent Receivables Purchase Price" shall have the meaning set forth in the related Transfer Agreement.

            "LBAC Subsequent Receivables" shall have the meaning set forth in the related Transfer Agreement.

            "LBARC-WI" means Long Beach Acceptance Receivables Corp. Warehouse I, a Delaware corporation, and its successors.

            "LBARC-WI Initial Assignment" means the assignment dated as of June 1, 2005 by LBARC-WI to the Transferor substantially in the form of Exhibit A to the Purchase Agreement, pursuant to which the LBARC-WI Receivables are conveyed to the Transferor.

            "LBARC-WI Initial Receivables" means the Receivables, set forth on Schedule A-2 to the Purchase Agreement.

            "LBARC-WI Initial Receivables Purchase Price" means $202,425,424.26.

            "LBARC-WI Receivables" means the LBARC-WI Initial Receivables and the LBARC-WI Subsequent Receivables.

            "LBARC-WI Subsequent Receivables Purchase Price" shall have the meaning set forth in the related Transfer Agreement.

            "LBARC-WI Subsequent Receivables" shall have the meaning set forth in the related Transfer Agreement.

            "Legal Files" means, with respect to each Receivable, the following documents held by the Custodian pursuant to the Custodial Agreement: (a) the fully executed original of such Receivable with fully executed assignment from the related Dealer to the Originator (together with any agreements modifying the Receivable, including, without limitation, any extension agreements), (b) a fully executed assignment in blank from the Originator, (c) the Lien Certificate or the Title Package, (d) the fully executed original of any form legally required to be executed by a co-signer, (e) evidence of an Insurance Policy and
(f) the original or a copy of the original credit application fully executed by the related Obligor in respect of such Receivable. Notwithstanding the foregoing, in the event that customary procedures and practices of any applicable state permit the use of any instrument or document in lieu of evidence of verification of physical damage insurance coverage, the term "Legal Files" shall be deemed to include any such instrument or document in lieu of evidence of verification of physical damage insurance coverage.

            "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens, and any liens that may attach to a Financed Vehicle by operation of law.

            "Lien Certificate" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party or such other evidence acceptable to the Registrar of Titles of the applicable state, in each case, which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

            "Liquidated Receivable" means any Receivable with respect to which the earliest of any of the following shall have occurred (without duplication):
(i) the Receivable has been liquidated by the Servicer through the sale of the Financed Vehicle, (ii) the related Obligor has failed to pay at least 95% of a Scheduled Receivable Payment by its due date and such failure continues for 60 days (calculated based on a 360-day year consisting of twelve 30-day months) after the first day on which the Servicer may legally sell or otherwise dispose of the related Financed Vehicle following its repossession, (iii) the related Obligor fails to pay at least 95% of a Scheduled Receivable Payment by its due date and such failure continues for 150 or more consecutive days (calculated based on a 360-day year consisting of twelve 30-day months) as of the end of a Collection Period, (iv) proceeds have been received which, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Receivable or (v) such Receivable is a Sold Receivable; provided, however, that Liquidated Receivable shall not include any Optional Repurchased Receivable.

            "Liquidation Proceeds" means, with respect to a Liquidated Receivable, the monies collected from whatever source during the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation, including the unreimbursed reasonable expenses incurred by the Servicer in connection with (i) such liquidation and (ii) the liquidation of any other Liquidated Receivable with respect to which the Servicer believes in good faith that any additional monies are unlikely to be collected, plus any amounts required by law to be remitted to the Obligor; provided, however, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

            "Lock-Box" means the post-office box or boxes, maintained pursuant to Section 5.1 of the Sale and Servicing Agreement, into which the Servicer shall direct each Obligor under each Receivable to forward all payments in respect of such Receivable.

            "Lock-Box   Account"  means  the  segregated   account  or  accounts
designated as such, established and maintained pursuant to Section 5.1(a) of the Sale and Servicing Agreement.

            "Lock-Box Agreement" means the Amended and Restated Multi-Party Remittance Processing Agreement, dated as of October 30, 2003, among the Servicer, the Lock-Box Processor and JPMorgan Chase, as amended, modified or supplemented from time to time in accordance with the terms thereof unless such Agreement shall be terminated in accordance with its terms, in which event, "Lock-Box Agreement" shall mean such other agreement, in form and substance acceptable to the Note Insurer, among the Servicer, the Lock-Box Processor and the Indenture Trustee.

            "Lock-Box Bank" means, as of any date, a depository institution named by the Servicer and acceptable to the Note Insurer at which a Lock-Box Account is established and maintained as of such date.

            "Lock-Box   Processor"  means  initially   JPMorgan  Chase  and  its
successors or any replacement or subcontracted Lock-Box Processor acceptable to the Note Insurer under the Lock-Box Agreement.

            "Majorityholders" means, as of any date of determination, Class A Noteholders, holding in the aggregate more than 50% of the outstanding Class A Note Balance, acting together.

            "Mandatory Special Redemption" means the portion, if any, of the Pre-Funded Amount remaining on deposit in the Pre-Funding Account after giving effect to the acquisition by the Transferor and the conveyance to the Trust of all Subsequent Receivables during the Funding Period, including any such acquisition and conveyance on the date on which the Funding Period ends.

            "Master Loan Agreement" means the Master Loan Agreement, dated as of October 30, 2003 among LBARC-WI, as borrower, LBAC and Citigroup Global Markets Realty Corp. (as assignee of CGMRC I Corp.), as lender, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

            "Minimum Sale Price" means (i) with respect to a Receivable (x) that has become 60 to 210 days delinquent or (y) that has become greater than 210 days delinquent and with respect to which the related Financed Vehicle has been repossessed by the Servicer and has not yet been sold at auction, the greater of
(A) 55% multiplied by the Principal Balance of such Receivable and (B) the product of the three month rolling average recovery rate (expressed as a percentage) for the Servicer in its liquidation of all receivables for which it acts as servicer, either pursuant to the Sale and Servicing Agreement or otherwise, multiplied by the Principal Balance of such Receivable or (ii) with respect to a Receivable (x) with respect to which the related Financed Vehicle has been repossessed by the Servicer and has been sold at auction or (y) that has become greater than 210 days delinquent and with respect to which the related Financed Vehicle has not been repossessed by the Servicer, 8% multiplied by the Principal Balance of such Receivable.

            "Monthly Dealer Participation Fee" means, with respect to any Payment Date and Monthly Dealer Participation Fee Receivable, the portion of the related dealer participation fee earned during the related Collection Period as specified in the related Dealer Agreement.

            "Monthly Dealer Participation Fee Payment Amount" means, with respect to any Payment Date, an amount equal to the aggregate collections allocable to Monthly Dealer Participation Fees actually received in respect of all Monthly Dealer Participation Fee Receivables for the related Collection Period.

            "Monthly Dealer Participation Fee Receivable" means any Receivable to be paid in accordance with the Originator's "As-Earned Program" and designated as such on the Schedule of Receivables.

            "Moody's" means Moody's Investors Service, Inc., and any successors thereof.

            "New York UCC" has the meaning set forth in Section 5.14 of the Sale and Servicing Agreement.

            "Non-Registered Note" means a Note other than a Registered Note.

            "Note" means any one of the Class A Notes.

            "Note Account" means the account designated as such, established and maintained pursuant to Section 5.1(b) of the Sale and Servicing Agreement.

            "Note Balance" means, with respect to any Payment Date, the sum of the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance and the Class A-4 Note Balance.

            "Note Insurer" means Financial Security Assurance, Inc., a monoline insurance company incorporated under the laws of the State of New York, or its successors in interest as issuer of the Policy.

            "Note Insurer Default" shall mean any one of the following events shall have occurred and be continuing:

            (i) the Note Insurer fails to make a payment required under the Policy;

            (ii) the Note Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors or (C) has an order for relief entered against it under the United States Bankruptcy Code or any other similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

            (iii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Note Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Note Insurer (or the taking of possession of all or any material portion of the property of the Note Insurer).

            "Note Owner" means, with respect to any Note registered in the name of the Clearing Agency or its nominee, the Person who is the beneficial owner of such Note, as reflected on the books of the Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

            "Note Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 of the Indenture and is authorized by the Issuer to make the payments on the Notes on behalf of the Issuer.

            "Note Rate" means (i) with respect to the Class A-1 Notes, the Class A-1 Note Rate, (ii) with respect to the Class A-2 Notes, the Class A-2 Note Rate, (iii) with respect to the Class A-3 Notes, the Class A-3 Note Rate and
(iv) with respect to the Class A-4 Notes, the Class A-4 Note Rate.

            "Note  Register"  and  "Note  Registrar"  mean,  respectively,   the
register maintained and the registrar appointed pursuant to Section 2.4 of the Indenture.

            "Noteholder" or "Holder" means the Person in whose name a Note shall be registered in the Note Register, except that so long as any Notes are outstanding, solely for the purposes of giving any consent, waiver, request or demand pursuant to the Indenture or the Sale and Servicing Agreement, any interest evidenced by any Note registered in the name of the Transferor, LBAC, the Servicer or any of their respective Affiliates, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

            "Noteholders' Remaining Parity Deficit Amount" means, with respect to any Payment Date, the excess, if any, of (x) the aggregate remaining principal balance of the Notes outstanding on such Payment Date, after giving effect to all reductions in such aggregate principal balance from the Spread Account (including the Demand Note) over (y) the sum of the Pool Balance at the end of the prior calendar month plus any remaining Pre-Funded Amount.

            "Notice of Claim" means written or telecopied notice from the Trust Collateral Agent to the Note Insurer, substantially in the form of Exhibit A to the Policy.

            "Obligor" means, with respect to a Receivable, the purchaser or co-purchasers of the related Financed Vehicle or any other Person who owes or may be liable for payments under such Receivable.

            "Officer's Certificate" means (i) with respect to LBAC, LBARC-WI, the Transferor or the Servicer, a certificate signed by the chairman of the board, the president, any vice chairman of the board, any vice president, the treasurer, the controller or any assistant treasurer or any assistant controller of LBAC, LBARC-WI, the Transferor or the Servicer, as appropriate, and (ii) with respect to the Issuer, a certificate signed by an Authorized Officer of the Issuer.

            "Opinion of Counsel" means a written opinion of counsel who may but need not be counsel to the Transferor or the Servicer, which counsel shall be acceptable to the Indenture Trustee and the Note Insurer, or the Owner Trustee and the Note Insurer, as applicable, and which opinion shall be acceptable to the Indenture Trustee and the Note Insurer or the Owner Trustee and the Note Insurer, as applicable, in form and substance. Such Opinion of Counsel shall not be at the expense of the Indenture Trustee, the Trust Collateral Agent, the Note Insurer or the Owner Trustee.

            "Optional Repurchased Receivable" means any Receivable repurchased by the Servicer pursuant to Section 4.2 of the Sale and Servicing Agreement (up to the limits specified therein).

            "Original Pool Balance" means $356,486,170.16.

            "Original Pre-Funded Amount" means $149,842,943.76.

            "Origination Date" means, with respect to any Receivable, the date specified in such Receivable as the date of execution thereof.

            "Originator" means LBAC, as originator of the Receivables.

            "Overcollateralization   Amount"   means,   as  of   any   date   of
determination, the excess, if any, of (a) the sum of the Pool Balance plus any amounts remaining in the Pre-Funding Account over (b) the Class A Note Balance.

            "Owner Trust Estate" has the meaning assigned to such term in the Trust Agreement.

            "Owner Trustee" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors-in-interest or any successor Owner Trustee under the Trust Agreement.

            "Payahead Amount" means, with respect to Precomputed Receivables, payments remitted by the related Obligors prior to the Initial Cutoff Date, with respect to the Initial Receivables, and prior to the related Subsequent Cutoff Date, with respect to the Subsequent Receivables, in each case, in excess of the aggregate Scheduled Receivable Payments, Servicer expenses and late fees, if any, with respect to such Precomputed Receivables, retained by the Servicer in accordance with its payment application procedures.

            "Payment Date" means, for each Collection Period, the 15th day of the following month, or if the 15th day is not a Business Day, the next following Business Day, commencing October 16, 2006.

            "Payment Deferment and Due Date Change Policies" means the Payment Deferment Policy and the Due Date Change Policy attached to the Sale and Servicing Agreement as Exhibit D, as such policies may be amended from time to time, with the prior written consent of the Note Insurer.

            "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

            "Plan" means any Person that is (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code or (iii) an entity whose underlying assets include assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity.

            "Pledged Property" has the meaning set forth in the Granting Clause of the Indenture.

            "Policy" means the financial guaranty insurance policy No. 51759-N issued by the Note Insurer for the benefit of the Holders of the Class A Notes issued pursuant to the Insurance Agreement, including any endorsements thereto.

            "Policy Claim Amount" shall have the meaning set forth in Section 6.2(a) of the Sale and Servicing Agreement.

            "Policy Expiration Date" means the date on which the Class A Notes have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Note Insurer have been paid in full and the Term Of This Policy (as defined in the Policy) has expired.

            "Policy Payments Account" means the account designated as such, established and maintained pursuant to Section 5.1(b) of the Sale and Servicing Agreement.

            "Pool Balance" means, as of the close of business on the last day of a Collection Period, the aggregate Principal Balance of the Receivables (excluding, without duplication, Liquidated Receivables, Purchased Receivables and Optional Repurchased Receivables).

            "Precomputed Receivable" means any Actuarial Receivable or Rule of 78's Receivable.

            "Preference Claim" shall have the meaning set forth in Section 6.3(b) of the Sale and Servicing Agreement.

            "Pre-Funded Amount" means, with respect to (i) the first Payment Date, the Original Pre-Funded Amount, and (ii) any Payment Date thereafter, the amount on deposit in the Pre-Funding Account (not including any investment earnings thereon).

            "Pre-Funding Account" means the account designated as such and established and maintained pursuant to Section 5.1(b) of the Sale and Servicing Agreement.

            "Premium"  shall  have  the  meaning  set  forth  in  the  Insurance
Agreement.

            "Premium Letter" means the letter agreement dated the Closing Date among LBAC, the Issuer and the Note Insurer referring to payment of the Premium.

            "Principal Balance" means, with respect to a Receivable, as of the close of business on the last day of a Collection Period, the Amount Financed minus the sum of the following amounts (without duplication): (i) in the case of Precomputed Receivables, that portion of all Scheduled Receivable Payments on each such Receivable actually received on or prior to such day allocable to principal (A) prior to the Initial Cutoff Date or the Subsequent Cutoff Date, as applicable, using the actuarial or constant yield method and (B) thereafter, using the Simple Interest Method, provided, however, that no amount applied as interest accrued on any such Precomputed Receivable for any single Collection Period will exceed 30 days' interest accrued thereon assuming a 360-day year consisting of twelve 30-day months; (ii) in the case of Simple Interest Receivables, that portion of all Scheduled Receivable Payments on such Receivable actually received on or prior to such day allocable to principal using the Simple Interest Method; (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal; (iv) any Cram Down Loss in respect of such Receivable; and (v) any prepayment in full or any partial prepayment applied to reduce the Principal Balance of the Receivable; provided, however, that the Principal Balance of a Receivable that has become a Liquidated Receivable shall equal zero.

            "Principal Payment Amount" means, (i) for any Payment Date other than the Final Scheduled Payment Date for each class of the Class A Notes, the amount, if any, by which the outstanding Class A Note Balance exceeds the sum of
(a) the Pool Balance as of the end of the related Collection Period and (b) any remaining Pre-Funded Amount; and (ii) with respect to the Final Scheduled Payment Date for any class of the Class A Notes, an amount equal to the greater of (a) the amount calculated in clause (i) above and (b) the then outstanding Class A-1 Note Balance, Class A-2 Note Balance, Class A-3 Note Balance or Class A-4 Note Balance, as applicable.

            "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

            "Prospectus   Supplement"  means  the  prospectus  supplement  dated
September 25, 2006 specifically relating to the Class A Notes.

            "Prospectus"   means  the  prospectus   (included  in   Registration
Statement No. 333-132202) dated March 31, 2006.

            "Purchase Agreement" means the Purchase Agreement, dated as of September 1, 2006, among the Transferor, LBAC and LBARC-WI, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, relating to the purchase of the Receivables by the Transferor from LBAC and LBARC-WI.

            "Purchase Amount" means, with respect to a Receivable, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Receivable (after giving effect to the application of any Liquidation Proceeds and Recoveries collected in respect of such Receivable on or prior to the last day of such Collection Period) under the terms thereof including accrued and unpaid interest thereon to the end of the month of purchase. The Purchase Amount relating to any Receivable that became a Liquidated Receivable during any Collection Period preceding the month of purchase shall be treated as Recoveries in respect of such Receivable.

            "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to Sections 4.2 and 4.7 of the Sale and Servicing Agreement or by LBAC pursuant to
Section 3.4 of the Sale and Servicing Agreement.

            "Rated Entity" means a Person whose long-term unsecured debt obligations (at the time of the transfer of the Certificate pursuant to Section
3.7 of the Trust Agreement) are rated within the investment grade categories of each Rating Agency.

            "Rating Agency" means Standard & Poor's and Moody's and any successors thereof. If such organization or successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization or other comparable Person designated by the Note Insurer, notice of which designation shall be given to the Trust Collateral Agent, the Indenture Trustee and the Servicer.

            "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given ten (10) days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Transferor, the Servicer, the
Note Insurer, the Trust Collateral Agent, the Indenture Trustee, the Owner Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

            "Receivable" means each retail installment sale contract for a Financed Vehicle which shall appear on the Schedule of Receivables (which Schedule of Receivables may be in the form of microfiche) and all rights and obligations thereunder except for Receivables that shall have become Purchased Receivables.

            "Receivable Files" means the documents specified in Section 3.3(i) through (v) of the Sale and Servicing Agreement.

            "Receivables Purchase Price" means $500,000,000.

            "Record Date" means, with respect to any Payment Date, the business day immediately preceding such Payment Date.

            "Recoveries" means, with respect to a Liquidated Receivable, the monies collected from whatever source during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation, including the unreimbursed reasonable expenses incurred by the Servicer in connection with (i) such liquidation and
(ii) the liquidation of any other Liquidated Receivable with respect to which the Servicer believes in good faith that any additional monies are unlikely to be collected, plus any amounts required by law to be remitted to the Obligor.

            "Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.1(a) of the Indenture, the Payment Date specified by the Class R Certificateholder pursuant to Section 10.1(a).

            "Redemption Price" means the outstanding Note Balance as of the Redemption Date, plus all accrued and unpaid interest thereon as of such Redemption Date.

            "Registered Note" means a Note that has been registered under the Securities Act.

            "Registrar of Titles" means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

            "Regulation AB" means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518.70 Fed. Reg. 1, 506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            "Reimbursement Obligations" means, with respect to each Payment Date, any amounts due to the Note Insurer under the terms of the Sale and Servicing Agreement or the Insurance Agreement and with respect to which the
Note Insurer has not been previously paid whether or not LBAC is obligated to pay such amounts.

            "Remaining Deficiency Claim Amount" means, with respect to any Demand Note Claim Date, the excess of (a) the sum of amounts due and owing on the related Payment Date pursuant to Section 5.6(c)(i) through (vi) of the Sale and Servicing Agreement over (b) the sum of Available Funds and the cash on deposit in the Spread Account (excluding the proceeds from the Demand Note).

            "Repurchase Event" shall have the meaning set forth in Section 6.02 of the Purchase Agreement.

            "Requisite Amount" shall have the meaning set forth in the Spread Account Agreement.

            "Required Overcollateralization Target" means, for any Payment Date, the greater of (i) 1.00% of the sum of the Original Pool Balance plus the Original Pre-Funded Amount and (ii) the Required Total Enhancement Amount minus the greater of (x) 3.50% of the sum of the Pool Balance plus amounts, if any, remaining in the Pre-Funding Account and (y) 1.25% of the sum of the Original Pool Balance plus the Original Pre-Funded Amount.

            "Required Total Enhancement Amount" shall have the meaning set forth in the Spread Account Agreement.

            "Requisite Amount" shall have the meaning set forth in the Spread Account Agreement.

            "Responsible Officer" means, as to the Trust Collateral Agent, the Indenture Trustee and the Back-up Servicer or at such time as Deutsche Bank is the Servicer, an officer in Institutional Trust Services of the Indenture Trustee having direct responsibility for the administration of the Basic Documents to which such entities are a party.

            "Rule 144A Information" means any information provided to any holder or prospective purchaser of a Class R Certificate pursuant to Section 3.7(h) of the Trust Agreement.

            "Rule of 78's Receivable" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related retail installment sale contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the method commonly referred to as the "Rule of 78's" method, the "sum of periodic balances" method, the "sum of monthly balances" method or any equivalent method.

            "Sale Amount" means, with respect to any Sold Receivable, the amount received from the related third-party purchaser as payment for such Sold Receivable.

            "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of September 1, 2006, among the Issuer, the Transferor, the Servicer, the Back-up Servicer, the Trust Collateral Agent and the Custodian, as the same may be amended or supplemented from time to time.

            "Schedule of Receivables" means the Schedule of Receivables attached as Schedule A to the Sale and Servicing Agreement, as the same may be amended or supplemented from time to time.

            "Scheduled Payments" shall have the meaning assigned to such term in the Policy.

            "Scheduled Receivable Payment" means, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period. If after the Closing Date in the case of an Initial Receivable, or the related Subsequent Transfer Date, in the case of a Subsequent Receivable, the Obligor's obligation under such Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Servicemembers Civil Relief Act or (iii) modifications or extensions of the Receivable permitted by Section 4.2 of the Sale and Servicing Agreement, the Scheduled Receivable Payment with respect to such Collection Period shall refer to the Obligor's payment obligation with respect to such Collection Period as so modified.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Seller" means each of LBAC and LBARC-WI, in each case, in its capacity as a seller under the Purchase Agreement.

            "Servicer" means LBAC as the servicer of the Receivables and each successor to LBAC (in the same capacity) pursuant to Section 8.3(a) or 9.2 of the Sale and Servicing Agreement, other than with respect to representations of the Servicer under Section 8.1 of the Sale and Servicing Agreement.

            "Servicer  Extension  Notice"  shall have the  meaning  set forth in
Section 4.13 of the Sale and Servicing Agreement.

            "Servicer Termination Event" means an event specified in Section 9.1 of the Sale and Servicing Agreement.

            "Servicer Termination Side Letter" means the letter from the Note Insurer to the Servicer, the Issuer and the Indenture Trustee dated as of September 1, 2006, with respect to the renewal term of the Servicer.

            "Servicer's Certificate" means a certificate completed and executed by a Servicing Officer pursuant to Section 4.9 of the Sale and Servicing Agreement.

            "Servicing  Criteria"  means the  "servicing  criteria" set forth in
Item 1122(d) of Regulation AB.

            "Servicing Fee" means the fee payable to the Servicer for services rendered during the respective Collection Period, determined pursuant to Section
4.8 of the Sale and Servicing Agreement.

            "Servicing Fee Rate" means, with respect to any Payment Date, 1.75% per annum; provided, however, that if the Back-up Servicer or another entity becomes the successor Servicer, the "Servicing Fee Rate" shall be equal to a rate not to exceed the Successor Servicing Fee Rate. Notwithstanding the foregoing, so long as LBAC is the Servicer and with respect to any Receivable as of any Determination Date, in the event that the sum of (i) the Weighted Average Note Rate and (ii) the Servicing Fee Rate as of such Determination Date, exceeds the adjusted APR on such Receivable, the Servicing Fee Rate with respect to such Receivable shall be adjusted downward in an amount equal to such excess; provided, that in no event shall such Servicing Fee Rate be less than zero.

            "Servicing Officer" means any person whose name appears on a list of Servicing Officers delivered by the Servicer to the Trust Collateral Agent and the Note Insurer, as the same may be amended from time to time.

            "Simple Interest Method" means the method of allocating a fixed level payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid principal balance multiplied by the period of time
(expressed as a fraction of a year, based on the actual number of days in the calendar month and the actual number of days in the calendar year) elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

            "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

            "Sold Receivable" means a Receivable that was more than 60 days delinquent and was sold to an unaffiliated third party by the Issuer, at the Servicer's direction, as of the close of business on the last day of a collection period and in accordance with the provisions of Section 4.3(c) of the Sale and Servicing Agreement.

            "Spread Account" means the Spread Account established and maintained pursuant to the Spread Account Agreement.

            "Spread Account Agreement" means the Spread Account Agreement dated as of September 1, 2006, among the Transferor, the Note Insurer, the Indenture Trustee, and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

            "Spread Account Release Amount" means, with respect to any Payment Date, the excess of the amount on deposit (other than the Demand Note) in the Spread Account (after giving effect to the withdrawal of any Deficiency Claim Amount from the Spread Account on such Payment Date and the deposit to the Spread Account of the remaining Available Funds pursuant to clause (x) of
Section 5.6(c) of the Sale and Servicing Agreement on such Payment Date) over the Requisite Amount with respect to such Payment Date.

            "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successors thereof.

            "State" means any State of the United States of America, or the District of Columbia.

            "Stock Pledge Agreement" means the Stock Pledge and Collateral Agency Agreement, dated as of March 1, 1997, among LBAC, the Note Insurer and JPMorgan Chase Bank, as trust collateral agent and collateral agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

            "Subsequent Assignment" means each assignment dated as of the related Subsequent Cutoff Date by LBAC to the Transferor and by LBARC-WI to the Transferor, respectively, substantially in the form of Exhibit B to the Purchase Agreement, pursuant to which Subsequent Receivables are conveyed to the Transferor.

            "Subsequent Cutoff Date" means the close of business on the last day of the calendar month immediately preceding the related Subsequent Transfer Date, as set forth in the related Transfer Agreement.

            "Subsequent Receivables" means the Receivables transferred by LBAC and/or LBARC-WI, as applicable, to the Transferor pursuant to a Subsequent Assignment and by the Transferor to the Trust pursuant to a Transfer Agreement, in each case on the related Subsequent Transfer Date, which Receivables will be listed on Schedule A to the related Subsequent

Assignment and Transfer Agreement and will be treated as incorporated by reference in the Schedule of Receivables pursuant to the related Subsequent Assignment and Transfer Agreement.

            "Subsequent Receivables Purchase Price" shall have the meaning set forth in the related Transfer Agreement.

            "Subsequent Spread Account Deposit" shall have the meaning set forth in the Spread Account Agreement.

            "Subsequent Transfer Date" shall have the meaning set forth in the related Transfer Agreement.

            "Subsequent Transferred Property" shall have the meaning set forth in Section 2.03(a) of the Purchase Agreement.

            "Subsequent Trust Assets" means all money, instruments, rights and other property transferred by the Transferor to the Trust set forth in items (i) through (x) of Section 2.2(a) of the Sale and Servicing Agreement, including all proceeds thereof.

            "Successor Servicing Fee Rate" means, with respect to any Payment Date, 1.75% per annum.

            "Supplemental Servicing Fee" means, with respect to any Payment Date, an amount equal to all administrative fees, expenses and charges paid by or on behalf of Obligors, including, without limitation, any late fees, prepayment fees and liquidation fees collected on the contracts during the preceding calendar month (but excluding any fees or expenses related to extensions, rebates or adjustments).

            "Termination Date" means the latest of (i) the expiration of the Policy and the return of the Policy to the Note Insurer for cancellation, (ii) the date on which the Note Insurer shall have received payment and performance by the Issuer of its obligations under the Indenture and under the Basic Documents, (iii) the date on which the Indenture Trustee shall have received payment and performance by the Issuer of its obligations under the Indenture and under the Basic Documents and (iv) the date on which all amounts due and owing to the Demand Note Provider have been paid in full.

            "TIA" means the Trust Indenture Act of 1939, as amended, and as in force on the date of the Indenture, unless otherwise specifically provided.

            "Title Package" means (i) a Lien Certificate noting the lien of the Originator of the Financed Vehicle, (ii) evidence that documentation has been submitted to the appropriate state motor vehicle authority to obtain a Lien Certificate noting the lien of the Originator of the Financed Vehicle or (iii) a Dealer Title Guaranty, if any.

            "Transfer Agreement" means each Transfer Agreement, substantially in the form of Exhibit H to the Sale and Servicing Agreement, dated as of the related Subsequent Transfer Date, among the Transferor, the Originator, LBARC-WI and the Trust Collateral Agent, pursuant to which Subsequent Receivables are conveyed to the Trust, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

            "Transferor" means Long Beach Acceptance Receivables Corp., a Delaware corporation, its successors and assigns.

            "Transferred Property" shall mean the Initial Transferred Property and the Subsequent Transferred Property.

            "Trigger Event" shall have the meaning assigned to such term in the Spread Account Agreement.

            "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of September 5, 2006, between the Transferor and the Owner Trustee, as the same may be amended or supplemented from time to time.

            "Trust Assets" means collectively, the Initial Trust Assets and the Subsequent Trust Assets.

            "Trust Collateral Agent" means the Person acting as Trust Collateral Agent under the Sale and Servicing Agreement, its successor-in-interest, and any successor Trust Collateral Agent thereunder.

            "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

            "Underwriters" means Citigroup and Greenwich Capital Markets, Inc.

            "Underwriting Agreement" means the Underwriting Agreement relating to the Class A Notes, dated September 20, 2006, among the Transferor, LBAC and the Underwriters, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

            "VSI Policy" means, as of the Closing Date, (i) the vendor's single interest physical damage insurance policy No. 1-5529-1344 NJ issued by BALBOA Life and Casualty, (ii) the vendor's single interest physical damage insurance policy No. LS 700 9-0254 issued by Old Republic Minnehoma Insurance Company,
(iii) the vendor's single interest physical damage insurance policy No. C1M2187817 issued by Utica National Insurance Group, (iv) the vendor's single interest physical damage insurance policy No. UL6160 issued by Ohio Indemnity Company, (v) the vendor's single interest physical damage insurance policy No. ANCOL6715 issued by American National Property & Casualty Company, or (vi) the vendor's single interest physical damage insurance policy No. ANCA06716 issued by American National Property & Casualty Company, as applicable, with respect to the Financed Vehicles covered thereby, in each case in which LBAC is the named insured and the Trust Collateral Agent is an additional named insured; provided, that in the reasonable discretion of the Servicer any of the aforementioned policies may be cancelled and replaced with a substitute insurance policy, or, with the prior written consent of the Note Insurer, the Servicer may self-insure against the risk previously covered by the cancelled policy.

            "Weighted Average Note Rate" means, as of any Determination Date, the weighted average of the Class A-1 Note Rate, the Class A-2 Note Rate, the Class A-3 Note Rate and the Class A-4 Note Rate (weighted based on the outstanding Class A-1 Note Balance, the outstanding Class A-2 Note Balance, the outstanding Class A-3 Note Balance and the outstanding Class A-4 Note Balance as of such Determination Date).